SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C. 20549



                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 25, 1999


                      Commission File Number 0-09519


                        REGENT TECHNOLOGIES, INC.
              (Exact name of Registrant as specified in its charter)


Colorado                                  84-0807913

(State of
 Incorporation)                  (IRS Employer
                                  Identification No.)
2929 Elm Street, Dallas, Texas
               75226
(Address of Principal Executive Offices)       (Zip Code)




Registrant's telephone number, including area code:  214-741-9523

Item 5.  Other Items

(a) Regent Technologies, Inc. has sold all of the assets of its wholly owned subsidiary, Regent Digital, Inc. to The Color Place, Inc., a Texas corporation. The corporate headquarters have been moved to 2929 Elm Street, Dallas, Texas 75226.

Regent Technologies, Inc. and subsidiary companies provide Internet and telecommunications products and services to the corporate and professional marketplace.




                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       					REGENT TECHNOLOGIES, INC.

                                       					David A. Nelson
				                                       	President

Date:  March 9, 1999